EXHIBIT 99.3

                        UNDERWRITING AGREEMENT AMENDMENT

     UNDERWRITING AGREEMENT AMENDMENT, dated as of May 18, 2001 (the "Amendment"), to the Underwriting Agreement, dated as of March 31, 2001, (the "Underwriting Agreement"), between Prudential Securities Secured Financing Corporation (the "Company"), Prudential Mortgage Capital Company, LLC ("PMCC"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Salomon Smith Barney Inc. ("SSB" and, together with Merrill Lynch, the "Underwriters"). Capitalized terms not defined herein shall have the meanings assigned to such terms in the Underwriting Agreement.

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Company, PMCC and the Underwriters entered into an Underwriting Agreement dated as of March 31, 2001; and

     WHEREAS, the Company, PMCC and the Underwriters desire to amend certain provisions of the Underwriting Agreement as described herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

     1.   Amendment of the Underwriting Agreement.

     (a) The portion of Schedule I entitled "Title, Purchase Price and Description of the Underwritten Certificates" is hereby amended to read as follows:

     "TITLE, PURCHASE PRICE AND DESCRIPTION OF UNDERWRITTEN CERTIFICATES. Prudential Securities Secured Financing Corporation, Commercial Mortgage Pass-Through Certificates, Series 2001-C1, Classes A-1, A-2, B and C.


                      INITIAL AGGREGATE                    INITIAL
        CLASS       CERTIFICATE PRINCIPAL                PASS-THROUGH
     DESIGNATION       BALANCE OF CLASS      RATING (1)      RATE       PURCHASE PRICE (2)
     -----------    ---------------------    ----------  ------------   ------------------
      Class A-1          $183,723,000         Aaa/AAA       6.2320%          100.25

      Class A-2          $536,087,000         Aaa/AAA       6.6050%          100.50

       Class B           $ 27,249,000          Aa2/AA       6.7600%          100.50

       Class C           $ 38,602,000           A2/A        6.9360%          100.50


------------------

(1)  Moody's Investor Service, Inc. and Fitch, Inc., respectively.

(2) Expressed as a percentage of the aggregate Certificate Principal Balance of the relevant Class of Underwritten Certificates to be purchased. There shall be added to the purchase price for each Class of the Underwritten Certificate accrued interest at the


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     initial Pass-Through Rate therefor on the aggregate stated amount thereof to be purchased from the Cut-Off Date to but not including the Closing
     Date.

     2. Continuation of the Transaction. Except as expressly set forth herein, the Underwriting Agreement is hereby ratified and confirmed and shall remain in all respects in full force and effect.

     3. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be considered an original and all of which, when taken together, shall constitute one and the same instrument.

     4. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF).

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

                                               PRUDENTIAL SECURITIES SECURED
                                                   FINANCING CORPORATION

                                               By: /s/ CLAY LEBHAR
                                                   -----------------------------
                                                   Name:  Clay Lebhar
                                                   Title: Vice President


                                               PRUDENTIAL MORTGAGE CAPITAL
                                                   COMPANY, LLC

                                              By: /s/ JONATHAN H. WHITE
                                                  ------------------------------
                                                  Name:  Jonathan H. White
                                                  Title: Principal

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By: /s/ JOHN E. GLASZAK
    -------------------------------------
    Name:  John E. Glaszak
    Title: Director, Authorized Signatory

SALOMON SMITH BARNEY INC.

By: /s/ PAUL T. VANDERSLICE
    -------------------------------------
    Name:  Paul T. Vanderslice
    Title: Managing Director